                                                                    EXHIBIT 99.2

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------
                                                           Friday, July 25, 2003
                                                           7:30 A.M. CDT


                  BELO'S MONTHLY REVENUE AND STATISTICAL REPORT
                                    JUNE 2003



         DALLAS -- Belo Corp. (NYSE: BLC) issued today its statistical report for the month of June. Newspaper Group revenue decreased 0.7 percent in June while Television Group revenue decreased 2.8 percent. In June 2002, Belo's Television Group recorded $1.6 million in political revenues.

June Newspaper Linage

         At The Dallas Morning News, total revenue decreased 2.5 percent in June. June 2003 included one less Saturday, a significant day for classified automotive revenue, than June 2002. Retail full-run ROP revenue decreased 9.6 percent with significant decreases in the department stores, furniture, grocery and entertainment categories. Retail full-run ROP volume decreased 12.2 percent. General full-run ROP revenue increased 7.2 percent with significant increases in the telecom and packaged goods categories. The travel category decreased significantly. General full-run ROP volume increased 7.0 percent. Classified revenue was down 5.8 percent with a 10.2 percent decrease in volume. Help wanted volumes were down about 23 percent in June on a comparable basis with a decrease in classified employment revenue of about 22 percent. Classified automotive revenue was down 6.8 percent and real estate revenue was up 1.5 percent.

         At The Providence Journal, total full-run advertising linage, including preprints and supplements, increased 12.9 percent, and total full-run ROP linage increased 0.4 percent. Retail, general and classified volumes, including preprints, were up 15.1 percent, 11.2 percent and 6.7 percent, respectively.

                                    - more -

BELO MONTHLY REVENUE AND
STATISTICAL REPORT JUNE 2003
PAGE TWO


ABOUT BELO

         Belo is one of the nation's largest media companies with a diversified group of market-leading television, newspaper, cable and interactive media assets. A Fortune 1000 company with approximately 7,800 employees and $1.4 billion in annual revenues, Belo operates news and information franchises in some of America's most dynamic markets and regions, including Texas, the Northwest, the Southwest, Rhode Island, and the Mid-Atlantic region. Belo owns 19 television stations (six in the top 16 markets) reaching 13.7 percent of U.S. television households; owns or operates nine cable news channels; and manages one television station through a local marketing agreement. Belo publishes four daily newspapers: The Dallas Morning News, The Providence Journal, The Press-Enterprise (Riverside, CA) and the Denton Record-Chronicle (Denton, TX). Belo Interactive's new media businesses include 34 Web sites, several interactive alliances, and a broad range of Internet-based products. For more information, contact Carey Hendrickson, vice president of investor relations, at 214-977-6606. Additional information, including earnings releases, is available online at www.belo.com.

         Statements in this communication concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses, capital expenditures, investments, commitments, or other financial or operating items and other statements that are not historical facts, are "forward-looking statements" as the term is defined under applicable Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements.

         Such risks, uncertainties and factors include, but are not limited to, changes in advertising demand, interest rates and newsprint prices; technological changes; development of Internet commerce; industry cycles; changes in pricing or other actions by competitors and suppliers; regulatory changes; the effects of Company acquisitions and dispositions; general economic conditions; and significant armed conflict, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10-K.

                                      BELO
                         MONTHLY REVENUE AND STATISTICS
                                    JUNE 2003

   REVENUE:
   (Dollars in thousands)

                                                 JUNE                                     YTD
                                           2003        2002       CHANGE            2003        2002        CHANGE
     Total Television Group Revenue       54,241      55,830       -2.8%           313,443     311,703        0.6%
     Total Newspaper Group Revenue        64,427      64,859       -0.7%           358,321     357,254        0.3%


                             THE DALLAS MORNING NEWS

   LINAGE:
   (Measured in six-column SAU inches)

                                                 JUNE                                     YTD
                                          2003        2002        CHANGE            2003        2002        CHANGE
     Number of Sundays                      5           5                            26          26
   FULL RUN ROP
     Retail                               67,568      76,959      -12.2%           399,661     419,417       -4.7%
     General                              28,014      26,170        7.0%           136,275     137,812       -1.1%
     Classified/Legal                    129,797     144,555      -10.2%           740,640     785,075       -5.7%
                                        --------    --------                     ---------   ---------
   TOTAL                                 225,379     247,684       -9.0%         1,276,576   1,342,304       -4.9%

   FULL RUN PREPRINTS
     Retail                              105,508     151,503      -30.4%           540,998     769,260      -29.7%
     General                              15,005       8,029       86.9%            87,487      72,538       20.6%
                                        --------    --------                     ---------   ---------
   TOTAL                                 120,513     159,532      -24.5%           628,485     841,798      -25.3%

   TOTAL FULL RUN:
   ROP, PREPRINTS AND SUPPLEMENTS
     Retail                              176,196     231,540      -23.9%           956,006   1,205,528      -20.7%
     General                              43,333      34,822       24.4%           225,937     212,216        6.5%
     Classified/Legal                    129,797     144,555      -10.2%           740,640     785,075       -5.7%
                                        --------    --------                     ---------   ---------
   TOTAL                                 349,326     410,917      -15.0%         1,922,583   2,202,819      -12.7%

   CIRCULATION (NOTE 1):                SIX-MONTH PERIOD ENDED
                                               MARCH 31,
                                          2003        2002         CHANGE
     Daily                               533,567     529,616        0.7%
     Sunday                              786,594     776,868        1.3%


Note 1: ABC FAS-FAX circulation figures are the average for the six months ending March 31, 2003.

Source: Internal Records

                             THE PROVIDENCE JOURNAL

   LINAGE:
   (Measured in six-column SAU inches)

                                               JUNE                                         YTD
                                        2003          2002             CHANGE        2003           2002           CHANGE
     Number of Sundays                   5              5                             26            26
FULL RUN ROP
  Retail                               58,194         61,230           -5.0%        336,874        340,484          -1.1%
  General                               5,568          4,581           21.5%         23,095         23,149          -0.2%
  Classified/Legal                     39,071         36,609            6.7%        207,887        206,765           0.5%
                                    ---------      ---------                      ---------      ---------
TOTAL                                 102,833        102,420            0.4%        567,856        570,398          -0.4%

FULL RUN PREPRINTS
  Retail                               75,213         54,967           36.8%        416,479        336,357          23.8%
  General                              14,008         12,995            7.8%         77,158         80,596          -4.3%
                                    ---------      ---------                      ---------      ---------
TOTAL                                  89,221         67,962           31.3%        493,637        416,953          18.4%

TOTAL FULL RUN:
ROP, PREPRINTS AND SUPPLEMENTS
  Retail                              133,750        116,210           15.1%        754,870        677,113          11.5%
  General                              19,598         17,621           11.2%        100,359        103,955          -3.5%
  Classified/Legal                     39,071         36,609            6.7%        207,887        206,765           0.5%
                                    ---------      ---------                      ---------      ---------
TOTAL                                 192,419        170,440           12.9%      1,063,116        987,833           7.6%


   CIRCULATION (NOTE 1):                SIX-MONTH PERIOD ENDED
                                              MARCH 31,
                                          2003           2002        CHANGE
     Daily                               165,628       164,065        1.0%
     Sunday                              233,591       232,040        0.7%


Note 1: ABC FAS-FAX circulation figures are the average for the six months ending March 31, 2003.

Source: Internal Records